Exhibit 99.1

PolyOne Corporation

Consolidated Statements of Income, as Adjusted (Unaudited)

(In millions, except per share data)

	1Q’12	2Q’12	3Q’12	4Q’12	2012Y
Sales	$745.5	$756.6	$707.7	$651.0	$2,860.8
Cost of sales	613.2	612.6	572.6	531.3	2,329.7

Gross margin	132.3	144.0	135.1	119.7	531.1
Selling and administrative expense	95.3	100.7	91.6	129.4	417.0
Income related to previously owned equity affiliates	0.4	—	—	23.0	23.4

Operating income	37.4	43.3	43.5	13.3	137.5
Interest expense, net	(12.3)	(12.4)	(12.4)	(13.7)	(50.8)
Other expense, net	(1.3)	(0.9)	(0.5)	(0.7)	(3.4)

Income (loss) from continuing operations before income taxes	23.8	30.0	30.6	(1.1)	83.3
Income tax (expense) benefit	(8.5)	(11.6)	(11.2)	1.2	(30.1)

Net income from continuing operations	15.3	18.4	19.4	0.1	53.2
Income from discontinued operations, net of income taxes	4.9	6.2	4.6	2.9	18.6

Net income	20.2	24.6	24.0	3.0	71.8
Net loss attributable to noncontrolling interests	—	—	—	0.1	0.1

Net income attributable to PolyOne common shareholders	$20.2	$24.6	$24.0	$3.1	$71.9

Earnings per share attributable to PolyOne shareholders – basic:
Continuing operations	$0.17	$0.21	$0.22	$—	$0.60
Discontinued operations	0.06	0.07	0.05	0.03	0.21

Total	$0.23	$0.28	$0.27	$0.03	$0.81

Earnings per share attributable to PolyOne shareholders – diluted:
Continuing	$0.17	$0.21	$0.22	$—	$0.59
Discontinued	0.05	0.06	0.05	0.03	0.21

Total	$0.22	$0.27	$0.27	$0.03	$0.80

Weighted-average shares used to compute earnings per share:
Basic	89.1	89.1	88.8	89.2	89.1
Diluted	90.7	90.7	90.2	90.5	89.8

	1Q’11	2Q’11	3Q’11	4Q’11	2011Y
Sales	$682.8	$723.4	$694.0	$609.2	$2,709.4
Cost of sales	567.3	603.2	590.1	519.5	2,280.1

Gross margin	115.5	120.2	103.9	89.7	429.3
Selling and administrative expense	76.0	77.8	70.5	154.0	378.3
Income related to previously owned equity affiliates	133.9	—	—	18.1	152.0

Operating income (loss)	173.4	42.4	33.4	(46.2)	203.0
Interest expense, net	(8.5)	(8.3)	(8.4)	(8.5)	(33.7)
Premium on early extinguishment of debt	—	—	—	(0.9)	(0.9)
Other (expense) benefit, net	(0.4)	1.3	(0.5)	0.1	0.5

Income (loss) from continuing operations before income taxes	164.5	35.4	24.5	(55.5)	168.9
Income tax (expense) benefit	(58.5)	(12.3)	(8.5)	63.8	(15.5)

Net income from continuing operations	106.0	23.1	16.0	8.3	153.4
Income from discontinued operations, net of income taxes	4.2	5.4	5.6	4.0	19.2

Net income	$110.2	$28.5	$21.6	$12.3	$172.6

Earnings per share attributable to PolyOne shareholders – basic:
Continuing operations	$1.13	$0.25	$0.17	$0.09	$1.66
Discontinued operations	0.04	0.06	0.07	0.05	0.21

Total	$1.17	$0.31	$0.24	$0.14	$1.87

Earnings per share attributable to PolyOne shareholders – diluted:
Continuing	$1.10	$0.24	$0.17	$0.09	$1.63
Discontinued	0.04	0.06	0.07	0.04	0.20

Total	$1.14	$0.30	$0.23	$0.13	$1.83

Weighted-average shares used to compute earnings per share:
Basic	93.9	93.1	91.8	89.9	92.2
Diluted	96.4	95.5	94.0	91.9	94.3

Business Segment Information, as Adjusted (Unaudited)

(In millions)

Operating income at the segment level does not include: special items as defined on Attachment 3; corporate general and administration costs that are not allocated to segments; intersegment sales and profit eliminations; share-based compensation costs; and certain other items that are not included in the measure of segment profit and loss that is reported to and reviewed by the chief operating decision maker. These costs are included in Corporate and eliminations.

Business Segments	1Q’12	2Q’12	3Q’12	4Q’12	2012Y

Sales:
Global Specialty Engineered Materials	$142.0	$138.9	$136.6	$126.1	$543.6
Global Color, Additives and Inks	202.4	211.5	191.1	173.2	778.2

Specialty Platform	344.4	350.4	327.7	299.3	1,321.8
Performance Products and Solutions	168.5	167.5	156.3	138.0	630.3
PolyOne Distribution	263.0	270.6	254.4	242.3	1,030.3
Corporate and eliminations	(30.4)	(31.9)	(30.7)	(28.6)	(121.6)

Sales	$745.5	$756.6	$707.7	$651.0	$2,860.8

Gross margin:
Global Specialty Engineered Materials	$33.2	$32.6	$33.9	$30.1	$129.8
Global Color, Additives and Inks	60.5	65.2	57.9	52.9	236.5

Specialty Platform	93.7	97.8	91.8	83.0	366.3
Performance Products and Solutions	18.5	20.6	22.2	16.6	77.9
PolyOne Distribution	29.1	28.9	27.7	26.3	112.0
Corporate and eliminations	(9.0)	(3.3)	(6.6)	(6.2)	(25.1)

Gross margin	$132.3	$144.0	$135.1	$119.7	$531.1

Selling and administrative expense:
Global Specialty Engineered Materials	$(21.4)	$(19.8)	$(20.8)	$(20.8)	$(82.8)
Global Color, Additives and Inks	(40.9)	(40.8)	(39.3)	(40.2)	(161.2)

Specialty Platform	(62.3)	(60.6)	(60.1)	(61.0)	(244.0)
Performance Products and Solutions	(10.0)	(9.8)	(9.9)	(9.4)	(39.1)
PolyOne Distribution	(12.4)	(12.2)	(11.3)	(10.1)	(46.0)
Corporate and eliminations	(10.6)	(18.1)	(10.3)	(48.9)	(87.9)

Selling and administrative expense	$(95.3)	$(100.7)	$(91.6)	$(129.4)	$(417.0)

Operating income:
Global Specialty Engineered Materials	$11.8	$12.8	$13.1	$9.3	$47.0
Global Color, Additives and Inks	19.6	24.4	18.6	12.7	75.3

Specialty Platform	31.4	37.2	31.7	22.0	122.3
Performance Products and Solutions	8.5	10.8	12.3	7.2	38.8
PolyOne Distribution	16.7	16.7	16.4	16.2	66.0
Corporate and eliminations	(19.2)	(21.4)	(16.9)	(32.1)	(89.6)

Operating income	$37.4	$43.3	$43.5	$13.3	$137.5

For 2012 and 2011, the Specialty Platform consists of our two specialty businesses: Global Specialty Engineered Materials; and Global Color, Additives and Inks. We present Specialty Platform sales, gross margin, selling and administration, and operating income because management believes that this is useful information to investors by highlighting our collective progress in advancing our specialization strategy.

Business Segment Information, as Adjusted (Unaudited)

(In millions)

Operating income at the segment level does not include: special items as defined on Attachment 3; corporate general and administration costs that are not allocated to segments; intersegment sales and profit eliminations; share-based compensation costs; and certain other items that are not included in the measure of segment profit and loss that is reported to and reviewed by the chief operating decision maker. These costs are included in Corporate and eliminations.

Business Segments	1Q’11	2Q’11	3Q’11	4Q’11	2011Y

Sales:
Global Specialty Engineered Materials	$151.9	$147.5	$147.5	$128.2	$575.1
Global Color, Additives and Inks	159.0	165.3	157.0	136.4	617.7

Specialty Platform	310.9	312.8	304.5	264.6	1,192.8
Performance Products and Solutions	154.5	177.2	165.9	141.5	639.1
PolyOne Distribution	247.0	265.5	255.0	229.0	996.5
Corporate and eliminations	(29.6)	(32.1)	(31.4)	(25.9)	(119.0)

Sales	$682.8	$723.4	$694.0	$609.2	$2,709.4

Gross margin:
Global Specialty Engineered Materials	$34.7	$33.4	$30.7	$26.5	$125.3
Global Color, Additives and Inks	38.5	40.6	38.1	34.4	151.6

Specialty Platform	73.2	74.0	68.8	60.9	276.9
Performance Products and Solutions	16.6	21.8	14.9	12.4	65.7
PolyOne Distribution	26.2	27.5	25.3	22.4	101.4
Corporate and eliminations	(0.5)	(3.1)	(5.1)	(6.0)	(14.7)

Gross margin	$115.5	$120.2	$103.9	$89.7	$429.3

Selling and administrative expense:
Global Specialty Engineered Materials	$(20.7)	$(20.7)	$(19.7)	$(18.3)	$(79.4)
Global Color, Additives and Inks	(25.4)	(26.4)	(25.4)	(24.2)	(101.4)

Specialty Platform	(46.1)	(47.1)	(45.1)	(42.5)	(180.8)
Performance Products and Solutions	(10.0)	(9.7)	(8.8)	(9.5)	(38.0)
PolyOne Distribution	(11.5)	(12.2)	(11.2)	(10.5)	(45.4)
Corporate and eliminations	(8.4)	(8.8)	(5.4)	(91.5)	(114.1)

Selling and administrative expense	$(76.0)	$(77.8)	$(70.5)	$(154.0)	$(378.3)

Operating income (loss):
Global Specialty Engineered Materials	$14.0	$12.7	$11.0	$8.2	$45.9
Global Color, Additives and Inks	13.1	14.2	12.7	10.2	50.2

Specialty Platform	27.1	26.9	23.7	18.4	96.1
Performance Products and Solutions	6.6	12.1	6.1	2.9	27.7
PolyOne Distribution	14.7	15.3	14.1	11.9	56.0
Corporate and eliminations	125.0	(11.9)	(10.5)	(79.4)	23.2

Operating income (loss)	$173.4	$42.4	$33.4	$(46.2)	$203.0

For 2012 and 2011, the Specialty Platform consists of our two specialty businesses: Global Specialty Engineered Materials; and Global Color, Additives and Inks. We present Specialty Platform sales, gross margin, selling and administration, and operating income because management believes that this is useful information to investors by highlighting our collective progress in advancing our specialization strategy.

Reconciliation of Non-GAAP Financial Measures, as Adjusted (Unaudited)

(In millions, except per share data)

Senior management uses gross margin before special items and operating income before special items to assess performance and allocate resources because senior management believes that these measures are useful in understanding current profitability levels and that current levels may serve as a base for future performance. In addition, operating income before the effect of special items is a component of various PolyOne annual and long-term employee incentive plans and is used in debt covenant computations. Below is a reconciliation of non-GAAP financial measures to the most directly comparable measures calculated and presented in accordance with GAAP.

Reconciliation to Consolidated Statements of Income	1Q’12	2Q’12	3Q’12	4Q’12	2012Y

Sales	$745.5	$756.6	$707.7	$651.0	$2,860.8

Gross margin before special items	$139.7	$146.9	$140.3	$124.1	$551.0
Special items in gross margin	(7.4)	(2.9)	(5.2)	(4.4)	(19.9)

Gross margin – GAAP	$132.3	$144.0	$135.1	$119.7	$531.1

Gross margin before special items as a percent of sales	18.7%	19.4%	19.8%	19.1%	19.3%

Operating income before special items	$45.9	$55.1	$51.8	$38.6	$191.4
Special items in operating income	(8.5)	(11.8)	(8.3)	(25.3)	(53.9)

Operating income – GAAP	$37.4	$43.3	$43.5	$13.3	$137.5

Net income from continuing operations attributable to PolyOne shareholders	$15.3	$18.4	$19.4	$0.2	$53.3
Special items, after tax (1)	6.1	8.0	5.3	16.3	35.7
Tax adjustments (2)	0.1	0.9	0.1	(0.6)	0.5

Net Income, Adjusted	$21.5	$27.3	$24.8	$15.9	$89.5

Earnings per share from continuing operations, adjusted:
Basic	$0.24	$0.31	$0.28	$0.18	$1.00
Diluted	$0.24	$0.30	$0.27	$0.18	$1.00

Reconciliation to Consolidated Statements of Income	1Q’11	2Q’11	3Q’11	4Q’11	2011Y

Sales	$682.8	$723.4	$694.0	$609.2	$2,709.4

Gross margin before special items	$115.4	$122.1	$108.0	$95.3	$440.8
Special items in gross margin	0.1	(1.9)	(4.1)	(5.6)	(11.5)

Gross margin – GAAP	$115.5	$120.2	$103.9	$89.7	$429.3

Gross margin before special items as a percent of sales	16.9%	16.9%	15.6%	15.6%	16.3%

Operating income before special items and SunBelt equity income	$40.5	$45.1	$38.3	$26.7	$150.6
SunBelt equity income	5.7	—	—	—	5.7
Special items in operating income	127.2	(2.7)	(4.9)	(72.9)	46.7

Operating income (loss) – GAAP	$173.4	$42.4	$33.4	$(46.2)	$203.0

Net income from continuing operations	$106.0	$23.1	$16.0	$8.3	$153.4
SunBelt equity earnings, after tax	(3.7)	—	—	—	(3.7)
Special items, after tax (1)	(79.8)	0.9	3.1	45.3	(30.5)
Tax adjustments (2)	(1.5)	0.4	(0.3)	(40.9)	(42.3)

Net Income, Adjusted	$21.0	$24.4	$18.8	$12.7	$76.9

Earnings per share from continuing operations, adjusted:
Basic	$0.22	$0.26	$0.20	$0.14	$0.83
Diluted	$0.22	$0.26	$0.20	$0.14	$0.82

(1)	Special items is a non-GAAP financial measure. Special items include charges related to specific strategic initiatives or financial restructurings such as: consolidation of operations; debt extinguishment costs; employee separation costs resulting from personnel reduction programs, plant phase-out costs, executive separation agreements; asset impairments; mark-to-market adjustments associated with actuarial gains and losses on pension and other postretirement benefit plans; environmental remediation costs, fines or penalties for facilities no longer owned or closed in prior years; gains and losses on the divestiture of operating businesses, joint ventures and equity investments; gains and losses on facility or property sales or disposals; results of litigation, fines or penalties, where such litigation (or action relating to the fines or penalties) arose prior to the commencement of the performance period; unrealized gains and losses from foreign currency option contracts; one-time, non-recurring items; and the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results.

(2)	Tax adjustments include the net tax expense (benefit) from one-time foreign and domestic income tax items and deferred income tax valuation allowance adjustments on deferred tax assets.

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